                                                                Exhibit No. 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Texas Pacific Land Trust (the "Trust") on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Roy Thomas, Chief Executive Officer of the Trust, certifies, that to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


                                                TEXAS PACIFIC LAND TRUST
                                         --------------------------------------
                                                      (Registrant)



         Date   11/13/02                 By /s/ ROY THOMAS
              -----------------------       -----------------------------------
                                            Roy Thomas, General Agent,
                                            Chief Executive Officer